Net Loss per Share	12 Months Ended
Dec. 31, 2022
Earnings Per Share [Abstract]
Net Loss per Share

15. Net Loss per Share

Basic and diluted net loss per share attributable to common stockholders was calculated as follows (in thousands, except share and per share amounts):

	2022	2021
Numerator:
Net loss attributable to common stockholders	$(241,317)	$(226,790)
Denominator:
Weighted-average common shares outstanding, basic and diluted	108,268,289	42,621,265
Net loss per share attributable to common stockholders, basic and diluted	$(2.23)	$(5.32)

Shares of unvested restricted common stock are not considered outstanding for accounting purposes until vested and were excluded from the calculations of basic net loss per share attributable to common stockholders for all periods presented.

The Company’s potential dilutive securities have been excluded from the computation of diluted net loss per share as the effect would be to reduce the net loss per share. Therefore, the weighted-average number of common shares outstanding used to calculate both basic and diluted net loss per share attributable to common stockholders is the same. The Company excluded the following potential common shares, presented based on amounts outstanding at each period end, from the computation of diluted net loss per share attributable to common stockholders for the periods indicated, because including them would have had an anti-dilutive effect:

	2022	2021
Stock options to purchase common stock	23,239,391	18,871,592
Unvested restricted common stock	360,333	3,082,175
Warrants to purchase common stock	6,824,712	—
	30,424,436	21,953,767